UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2018

BLUE HILLS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36551	46-5429062
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 River Ridge Drive, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 361-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X ]

Item 8.01.           Other Events.

This Current Report on Form 8-K is filed to disclose litigation filed with respect to the previously reported proposed merger (the “proposed merger”) between Blue Hills Bancorp, Inc. (“Blue Hills”) and Independent Bank Corp. (“Independent”).

            On December 26, 2018, Paul Parshall, a purported Blue Hills stockholder, filed, on behalf of himself and all Blue Hills stockholders other than the named defendants and their affiliates (the “Purported Class”), a derivative and putative class action complaint in the Circuit Court for Baltimore City, Maryland, captioned Paul Parshall v. David J. Houston Jr. et. al., naming each Blue Hills director (collectively, the “Individual Defendants”), and Blue Hills as defendants.  The complaint identifies Blue Hills as a nominal defendant.  The complaint alleges that the Individual Defendants have breached their fiduciary duties to the Purported Class by initiating a process to sell Blue Hills that undervalues Blue Hills and Blue Hills Bank, and that Blue Hills has omitted certain material information from Independent’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”), which includes Independent’s prospectus with respect to the shares of Independent’s common stock to be issued to Blue Hills’ stockholders in the proposed merger, the Blue Hills proxy statement for the Blue Hills special stockholders’ meeting to be held on January 16, 2019, and Independent’s proxy statement for the Independent special stockholders’ meeting to be held on January 25, 2019.  The relief sought by the complaint includes preliminary and permanent injunction from proceeding with, consummating, or closing the proposed merger, rescission and rescissory damages if the proposed merger is completed, and damages, including attorneys’ and experts’ fees.

The defendants believe the allegations in the complaint are without merit and intend to defend against them vigorously.  Currently, however, it is not possible to predict the outcome of the litigation or the impact the litigation may have on Blue Hills, Independent or the proposed merger, if any.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on Blue Hills management’s expectations and are subject to numerous risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions.

Although Blue Hills’ management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Blue Hills does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Additional Information and Where to Find It

Independent has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Blue Hills and Independent and a prospectus of Independent. Investors and security holders are advised to read the Registration Statement and the joint proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. Investors and security holders may obtain a free copy of the Registration Statement, including the joint proxy statement/prospectus and other documents filed by Blue Hills and Independent with the SEC at the SEC’s website at www.sec.gov. These documents may be accessed and downloaded, free of charge, at Blue Hills’s website at www.bluehillsbancorp.com under the section “Proxy Materials and Annual Report” or by directing a request to the Corporate Secretary, Blue Hills Bancorp, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, telephone (617) 361-6900. You may also obtain these documents free of charge at Independent’s website at www.rocklandtrust.com under the tab “Investor Relations”

and then under the heading “SEC Filings” or by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, telephone (781) 982-6737.

Participants in the Solicitation

This filing is not a solicitation of a proxy from any security holder of Blue Hills or Independent. However, Blue Hills, Independent, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from stockholders of Blue Hills and Independent with respect to the proposed merger. Information regarding the directors and executive officers of Blue Hills may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2018. Information regarding the directors and executive officers of Independent may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2018, and its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger are contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. You may obtain free copies of the documents described in this paragraph in the manner described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE HILLS BANCORP, INC.
DATE: December 28, 2018	By:	/s/ William M. Parent
William M. Parent
President and Chief Executive Officer